UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

TAYLOR MORRISON HOME CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts! TAYLOR MORRISON HOME CORPORATION (TMHC) 2023 Annual Meeting Vote in advance by May 24, 2023 11:59 PM Eastern Time TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251 V09111-P88808 You invested in TAYLOR MORRISON HOME CORPORATION (TMHC) and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2023 8:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/TMHC2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or email copy) and to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Peter Lane For 1b. William H. Lyon For 1c. Anne L. Mariucci For 1d. David C. Merritt For 1e. Andrea Owen For 1f. Sheryl D. Palmer For 1g. Denise F. Warren For 1h. Christopher Yip For 2. Advisory vote to approve the compensation of the Company’s named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V09112-P88808